del Rey Global Investors Funds

del Rey Monarch Fund

SUPPLEMENT DATED AUGUST 30, 2012 TO PROSPECTUS

DATED SEPTEMBER 30, 2011

On August 29, 2012, the Board of Trustees (the “Board”) of the del Rey Global Investors Funds (the “Trust”) approved a proposal to liquidate the del Rey Monarch Fund (the “Fund”), and dissolve the Trust in accordance with the Amended and Restated Trust Agreement dated January 14, 2011.

Accordingly, the Fund will be liquidated on or about September 7, 2012 (such date, the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, a liquidating distribution will be paid to shareholders in the Fund as of the Liquidation Date in an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its accrued or anticipated charges, taxes, expenses, and liabilities. Shareholders may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings.

The liquidation is expected to be a taxable event for the Fund’s shareholders. For taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date generally will be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. The Fund may also make a distribution of undistributed net income and/or net capital gains prior to the Liquidation Date. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

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